Exhibit 10.51

EXECUTION VERSION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) is made and entered into as of April 17, 2008, by and among Monotype Imaging Inc., a Delaware corporation (“Administrative Borrower”), the lenders listed on the signatory pages hereof (the “Lenders”), and Wells Fargo Foothill, Inc., a California corporation, in its capacity as administrative agent (“Agent”).

WITNESSETH:

WHEREAS, Monotype Imaging Holdings Inc., a Delaware corporation (“Parent”), Administrative Borrower, Imaging Holdings Corp., a Delaware Corporation (“Imaging Holdings”), International Typeface Corporation, a New York corporation (“Typeface” and, together with Imaging Holdings and the Administrative Borrower, the “Borrowers”), the Lenders and Agent are parties to that certain Amended and Restated Credit Agreement, dated as of July 30, 2007 (as amended, modified, supplemented or amended and restated from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers, Parent, Agent and the Required Lenders wish to amend the Credit Agreement as herein provided, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the agreements and provisions herein contained, the parties hereto do hereby agree as follows:

Section 1. Definitions. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

Section 2. Amendment to Schedule 1.1 of the Credit Agreement. The definition of “Change of Control” in Schedule 1.1 is hereby amended by deleting the term “10%” in clause (b) thereof and replacing in lieu thereof, the term “30%”.

Section 3. Representations and Warranties. In order to induce Agent and the Required Lenders to enter into this First Amendment, Administrative Borrower (on behalf of the Loan Parties) hereby represents and warrants that:

3.01 No Default. At and as of the date of this First Amendment, and both prior to and after giving effect to this First Amendment, no Default or Event of Default exists.

3.02 Representations and Warranties True and Correct. At and as of the date of this First Amendment and at and as of the Effective Date and after giving effect to this First Amendment, each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects (except to the extent that such representations and warranties relate solely to an earlier date).

3.03 Corporate Power, Etc. Administrative Borrower (a) has all requisite corporate power and authority to execute and deliver this First Amendment and to consummate the transactions contemplated hereby (on behalf of the Loan Parties) and (b) has taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this First Amendment (on behalf of the Loan Parties). Administrative Borrower is entering into this First Amendment (on behalf of the Loan Parties) in accordance with Section 14.1 of the Credit Agreement.

3.04 No Conflict. The execution, delivery and performance by Administrative Borrower (on behalf of the Loan Parties) of this First Amendment will not (a) violate any provision of federal, state, or local law or regulation applicable to any Borrower, the Governing Documents of any Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on any Borrower, (b) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of Parent or any Borrower, (c) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Parent or any Borrower, other than Permitted Liens, or (d) require any approval of Parent’s or any Borrower’s shareholders or any approval or consent of any Person under any Material Contract of Parent or any Borrower, other than consents and approvals that have been obtained and that are still in force and effect.

3.05 Binding Effect. This First Amendment, when executed and delivered by Administrative Borrower (on behalf of the Loan Parties) will be the legally valid and binding obligations of Parent and the Borrowers, enforceable against Parent and the Borrowers in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally

Section 4. Conditions. This First Amendment shall be effective as of April 17, 2008 (the “Effective Date”) upon the fulfillment by Administrative Borrower, in a manner satisfactory to the Agent and the Lenders, of all of the following conditions precedent set forth in this Section 4:

4.01 Execution of the Amendment. Each of the required parties hereto shall have executed an original counterpart of this First Amendment and shall have delivered (including by way of facsimile transmission or other electronic transmission) the same to Agent.

4.02 Representations and Warranties. As of the Effective Date, the representations and warranties set forth in Section 3 hereof shall be true and correct.

4.03 Compliance with Terms. Administrative Borrower (on behalf of the Loan Parties) shall have complied in all respects with the terms hereof and of any other agreement, document, instrument or other writing to be delivered by Administrative Borrower in connection herewith.

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4.04 Delivery of Other Documents. Agent shall have received all such instruments, documents and agreements as the Agent may reasonably request, in form and substance reasonably satisfactory to the Agent.

Section 5. Miscellaneous.

5.01 Continuing Effect. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects. It is understood and agreed by the parties hereto that this First Amendment constitutes a Loan Document.

5.02 No Waiver; Reservation of Rights. This First Amendment is limited as specified and the execution, delivery and effectiveness of this First Amendment shall not operate as a modification, acceptance or waiver of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Notwithstanding anything contained in this First Amendment to the contrary, Agent and the Required Lenders expressly reserve the right to exercise any and all of their rights and remedies under the Credit Agreement, any other Loan Document and applicable law in respect of any Default or Event of Default.

5.03 Governing Law. THE VALIDITY OF THIS FIRST AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

5.04 Severability. The provisions of this First Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this First Amendment in any jurisdiction.

5.05 Counterparts. This First Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of this First Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this First Amendment. Any party delivering an executed counterpart of this First Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this First Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this First Amendment.

5.06 Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire First Amendment.

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5.07 Binding Effect. This First Amendment shall be binding upon and inure to the benefit of the Loan Parties, the Lenders and Agent and their respective successors and assigns; provided, that the rights and obligations of the Loan Parties under this Amendment shall not be assigned or delegated without the prior written consent of Agent.

5.08 Expenses. Loan Parties agree to pay Agent upon demand for all reasonable expenses, including reasonable fees of attorneys and paralegals for Agent (who may be employees of Agent), incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any document required to be furnished herewith.

5.09 Integration. This Amendment, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MONOTYPE IMAGING INC., as Administrative
Borrower, on behalf of the Loan Parties

By:	/s/ Jacqueline Arthur

Name:	Jacqueline Arthur
Title:	Chief Financial Officer, SVP

WELLS FARGO FOOTHILL, INC., as Agent
and a Lender

By:	/s/ David Sanchez

Name:	David Sanchez
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A.

By:	/s/ John Desmond

Name:	John Desmond
Title:	Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

CANYON CAPITAL CLO 2006-1 LTD. AND CANYON CAPITAL CLO 2007-1 LTD.

By:	Canyon Capital Advisors LLC,
a Delaware limited liability company,
its Collateral Manager

By:	/s/ Michael Leyland

Name:	Michael Leyland
Title:	Authorized Signatory

CANPARTNERS INVESTMENTS IV, L.L.C., in trust

By:	/s/ Joshua S. Friedman

Name:	Joshua S. Friedman
Title:	Managing Partner

By:	Canpartners Investments IV, LLC, a California limited liability company

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

FORTRESS CREDIT INVESTMENTS I LTD.

By:	/s/ Constantine M. Dakolias

Name:	Constantine M. Dakolias
Title:	Director

FORTRESS CREDIT INVESTMENTS II LTD.

By:	/s/ Constantine M. Dakolias

Name:	Constantine M. Dakolias
Title:	Director

FORTRESS CREDIT FUNDING I LP

By:	FORTRESS CREDIT FUNDING I GP LLC,
its General Partner

By:	/s/ Constantine M. Dakolias

Name:	Constantine M. Dakolias
Title:	President

FORTRESS CREDIT FUNDING II LP

By:	FORTRESS CREDIT FUNDING II GP LLC,
its General Partner

By:	/s/ Constantine M. Dakolias

Name:	Constantine M. Dakolias
Title:	President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

HBK MASTER FUND L.P.

By:	HBK Services LLC, Investment Advisor

By:	/s/ David C. Haley

Name:	David C. Haley
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]